UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2012

Morgans Hotel Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As noted in the Morgans Hotel Group Co. (the “Company”) press release dated February 8, 2012, the Company held a conference call on February 28, 2012 to discuss its fourth quarter financial results. During the Company’s conference call, the following information, among other matters, was disclosed:

•	2012 Outlook

The Company’s outlook is based on its expectations for the U.S. and global economy, inflation levels, hotel supply growth, demand growth in the luxury lodging sector and in particular, in the Company’s markets, although various factors, including uncertainty in the economy and volatility in travel and weather patterns, could result in changes to this outlook.

The Company expects that the RevPAR increase at its System-Wide Comparable Hotels for 2012 compared to 2011 should be 6% to 8%. System-Wide Comparable Hotels excludes Hudson and Delano in 2012, due to rooms out of service at Hudson in 2011 and 2012, and Delano in 2011.

Based on the extent of the renovations at Hudson and Delano, the Company is not providing EBITDA guidance for 2012 at this time, due to the many variables involved in major renovations.

•	Q1 2012 Results To Date

Thus far in 2012, the Company is very encouraged by the trends in its markets, as System-Wide Comparable RevPAR growth is up in the double digits.

Definitions

“RevPAR” is revenue per available room.

“System-Wide Comparable Hotels” includes all hotels operated by the Company except for hotels added or under major renovation during the current or the prior year, development projects and discontinued operations. System-Wide Comparable Hotels for the quarter and year ended December 31, 2011 and 2010 excludes Hudson and Delano, which were both undergoing renovations beginning in the third quarter of 2011 and continuing into 2012, the Hard Rock Hotel & Casino in Las Vegas (“Hard Rock”), which effective March 1, 2011 was no longer partially owned or managed by the Company, Mondrian Scottsdale, which effective March 16, 2010 was no longer owned or managed by the Company, Mondrian SoHo, which opened in February 2011, the San Juan Water and Beach Club, which was no longer managed by the Company effective July 13, 2011, and Hotel Las Palapas, which is a non-Company branded hotel.

The information contained in this current report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: February 29, 2012	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer